UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2011

CSP Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	0-10843 (Commission File Number)	04-2441294 (IRS Employer Identification Number)
43 Manning Road Billerica, Massachusetts 01821 (Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (978) 663-7598
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07.  Submission of Matters to a Vote of Security Holders.

(b) At the Company's 2011 Annual Meeting on February 8, 2011, of the 3,543,547 shares outstanding and entitled to vote 2,947,785 shares were represented, constituting a 82.5% quorum.  The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Item No. 1 :   All of the board's nominees for class III directors were elected to serve until the Company's 2014 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
C. Shelton James	915,560	459,026	1,573,199
Alexander R. Lupinetti	919,660	454,926	1,573,199

Item No. 2:  The shareholders approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
880,304	413,260	81,022	1,573,199

Item No. 3:  The shareholders approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on executive compensation on an annual basis, by the votes set forth in the table below:

One-Year Frequency Vote	Two-Year Frequency Vote	Three-Year Frequency Vote	Abstain	Broker Non-Votes
1,017,329	40,895	246,994	66,548	1,576,019

Item No. 4 :  The appointment of McGladrey & Pullen, LLP as the Company's independent registered auditors for fiscal 2011 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
2,779,655	8,999	159,131	0

 (d) Subsequent to the mailing of proxy materials for our Annual Meeting on February 8, 2011, the SEC adopted final rules pertaining to advisory votes by shareholders regarding (a) approval of executive compensation ("say-on-pay"), (b) the frequency of votes for approval of executive compensation ("say-when-on-pay"), and (c) approval of golden parachute compensation, the last of which would be applicable only in connection with a merger or sale of a registrant. See Exchange Act Release 34-63768 (the "Adopting Release"), adopting new Rule 14a-21 under the Securities Exchange Act of 1934 and amending certain other regulations.

In the Adopting Release, the SEC provided approximately two years of temporary relief to smaller reporting companies, like CSP Inc., from compliance with the provisions of the say-on-pay and say-when-on-pay regulations (but not the advisory vote on golden parachute compensation, which was not applicable to CSP Inc. in any event).

Accordingly, as provided in the Adopting Release, we are not required to comply with the say-on-pay and say-when-on-pay regulations until our first Annual Meeting on or after January 21, 2013. At that Annual Meeting, we currently anticipate that we would seek advisory shareholder votes regarding approval of executive compensation and the frequency of votes for approval of executive compensation, and we will subsequently disclose in Form 8-K our decision about how frequently we will conduct shareholder advisory votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSP Inc.

By:  __

Name:   Gary W.Levine

Title:     Secretary

Dated: February 11, 2011